UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange

Act of 1934

Date of Report (Date of Earliest Event Reported):

October 3, 2012

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2012 (the “Amendment Date”), Measurement Specialties, Inc. (the “Company”) entered into Amendment No. 3 to Credit Agreement (the “Credit Agreement Amendment”) among the Company, certain subsidiaries of the Company and lenders JPMorgan Chase Bank, N.A., Bank of America, N.A, HSBC Bank USA, N.A., Branch Banking & Trust Company and Credit Industriel et Commercial.

The Credit Agreement Amendment extends to March 31, 2016 the exclusion of certain capital expenditures related to the new China facility from the calculation of the minimum fixed charge coverage ratio. The minimum fixed charge coverage ratio is Consolidated Earnings Before Interest Taxes Depreciation and Amortization (“EBITDA”) less capital expenditures and payments of dividends by divided by fixed charges.

On October 3, 2012, the Company entered into a Third Amendment to Note Purchase and Private Shelf Agreement (the “Prudential Amendment”) with Prudential Insurance Company of America (“Prudential”) and other note-holders party thereto, among the Company, certain subsidiaries of the Company, Prudential and the other note-holders party thereto. The Prudential Amendment extends to March 31, 2016 the exclusion of certain capital expenditures related to the new China facility from the minimum fixed charge coverage ratio. The minimum fixed charge coverage ratio is Consolidated EBITDA less capital expenditures and payments of dividends by divided by fixed charges.

The Credit Agreement Amendment and Prudential Amendment are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference. The foregoing summary of the Credit Agreement Amendment and Prudential Amendment is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

99.1	Amendment No. 3 to Credit Agreement dated October 12, 2012 by and among Measurement Specialties, Inc., certain subsidiaries of Measurement Specialties, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A, HSBC Bank USA, N.A., Branch Banking & Trust Company and Credit Industriel et Commercial.

99.2	Third Amendment to Note Purchase and Private Shelf Agreement dated October 3, 2012 by and among Measurement Specialties, Inc., certain subsidiaries of Measurement Specialties, Inc., and Prudential Insurance Company of America and the other note-holders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: October 16, 2012